Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 27, 2011, between RigNet, Inc., a Delaware corporation (“Borrower”), the undersigned lenders (collectively, “Lenders” and each individually, a “Lender”), and Bank of America, N.A., a national banking association, as Administrative Agent (in such capacity, “Agent”) for itself and the other Lenders. Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).
RECITALS
A. Borrower, Agent and Lenders from time to time party thereto, entered into that certain Credit Agreement dated as of May 29, 2009 (as amended by that First Amendment to Credit Agreement dated as of June 10, 2010, that Second Amendment to Credit Agreement dated as of August 19, 2010, that Third Amendment to Credit Agreement dated as of November 9, 2010, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).
B. On the date of this Amendment, Borrower, Lenders and Agent desire to consolidate the “Existing Term Loan”, “Additional Term Loan”, and “Equipment Term Loan” (each as defined in the Credit Agreement prior to the date hereof), into a single Loan accruing interest at the Eurodollar Daily Floating Rate, subject to conversion at Borrower’s option as provided in the Credit Agreement.
C. Borrower, Lenders and Agent agree to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
1. Amendments to Credit Agreement.
(a) The second paragraph of the preamble to the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Borrower has requested that Lenders extend credit to Borrower in the form of a $30,100,000 secured term loan credit facility, and Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:”
(b) Section 1.01 (Defined Terms) of the Credit Agreement is amended to delete the definitions of “Applicable Rate”, “Commitment”, and “Maturity Date” in their entireties and replace them with the following in the appropriate alphabetical order:

“Applicable Rate means, from time to time, the following percentages per annum, based upon the ratio of Funded Debt to EBITDA (the “Financial Covenant”), in each case as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):

Pricing
Level	Ratio of Funded Debt to EBITDA	Applicable Rate
1	Greater than or equal to 1.50 to 1.00	+3.25%
2	Greater than or equal to 0.75 to 1.00, but less than 1.50 to 1.00	+2.75%
3	Less than 0.75 to 1.00	+2.25%
Any increase or decrease in the Applicable Rate resulting from a change in the Financial Covenant shall become effective commencing on the fifth Business Day immediately following the date a Compliance Certificate for the most recent fiscal quarter is delivered pursuant to Section 6.02(b); provided that, if a Compliance Certificate is not delivered when due in accordance with Section 6.02(b), then, upon the request of the Required Lenders, Pricing Level 1 shall apply commencing on the fifth Business Day following the date such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Fourth Amendment Effective Date through the date on which Administrative Agent receives the Compliance Certificate for the fiscal quarter ending June 30, 2011, shall be determined based upon Pricing Level 2.
Commitment means, as to each Lender, its obligation to make the Loans to Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01.
Maturity Date means May 31, 2014; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”
(c) Section 1.01 (Defined Terms) of the Credit Agreement is amended to delete the following defined terms in their entireties: “Additional Term Loan Closing Date”, “Additional Term Loan Commitment”, “Equipment Term Loan Advance Date”, “Equipment Term Loan Advance Period”, and “Equipment Term Loan Commitment”.
(d) Section 1.01 (Defined Terms) of the Credit Agreement is amended to add the following new defined term in its appropriate alphabetical order:
“Fourth Amendment Effective Date means May 27, 2011.”

(e) Section 2.01 (Term Loan Commitment) is hereby deleted in its entirety and replaced with the following:
“2.01 Term Loan Commitment. Borrower acknowledges and confirms that prior to the Fourth Amendment Effective Date, the Lenders made several advancing term Loans to Borrower and the Outstanding Amount of all such advancing term Loans as of the Fourth Amendment Effective Date (prior to any Loan being made on such date) is $30,024,956.33 and Borrower reaffirms its obligation to pay such Loans in accordance with the terms and conditions of this Agreement and the other Loan Documents. Subject to the terms and conditions of this Agreement, on the Fourth Amendment Effective Date, each Lender severally and not jointly agrees to make a new Loan to Borrower in an amount equal its portion of the remaining Commitment in the amount of $75,043.67; provided, however, that after giving effect to each Borrowing, (i) the Outstanding Amount shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Commitment. Borrower may prepay the Loans under Section 2.03, and shall repay the Loans pursuant to Section 2.04, but once prepaid or repaid, such Loans shall not be reborrowed. After the advance by the Lenders on the Fourth Amendment Effective Date, the Aggregate Commitments will have been fully advanced as Loans to Borrower.”
(f) Section 2.02 (Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following:
“(b) Following receipt of a Loan Notice, Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by Borrower, Agent shall notify each Lender of the details of any automatic conversion to Eurodollar Rate, each Lender shall make the amount of its Loan available to Agent in immediately available funds at Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Sections 4.01 and 4.02 on the Closing Date, Agent shall make the funds so received available to Borrower in like funds as received by Agent either by (i) crediting the account of Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Agent by Borrower.”
(g) Section 2.04 (Repayment of Loans) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“2.04 Repayment of Loans.
(a) In respect of the Outstanding Amounts, commencing on June 30, 2011, and continuing on the last Business Day of each quarter thereafter, Borrower shall repay to the Lenders holding such Outstanding Amounts, a principal installment each in the aggregate amount equal to $2,187,500.00, plus all accrued and outstanding interest as of such date.

(b) On the Maturity Date, Borrower shall repay to the Lenders the Outstanding Amount of all Loans, together with any accrued and unpaid interest. Any payment of the Loans shall be applied first to Loans bearing interest based on the Eurodollar Daily Floating Rate and then to Eurodollar Rate Loans beginning with those Loans with the least number of days remaining in the Interest Period applicable thereto and ending with those Loans with the most number of days remaining in the Interest Period applicable thereto.”
(h) Section 4.02 (Conditions to all Credit Extensions) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension, is subject to the following conditions precedent:
(a) The representations and warranties of Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c) Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.”
(i) Section 6.11 (Use of Proceeds) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“6.11 Use of Proceeds. Use the proceeds of the Credit Extensions to refinance existing Indebtedness, for working capital, and to make capital expenditures, in each case not in contravention of any Law or of any Loan Document.”
(j) Section 6.16 (Cash Collateral) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“6.16 [Intentionally Omitted.]”

(k) Section 7.03 (Indebtedness) of the Credit Agreement is hereby amended by deleting clause (k) in its entirety and replacing it with the following:
“(k) Indebtedness in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding, of which up to $500,000 may constitute, secured Indebtedness pursuant to Section 7.01(o).”
(l) Exhibit A (Loan Notice) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
(m) Schedule 2.01 (Commitments and Applicable Percentages) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 to this Amendment.
2. Conditions. This Amendment shall be effective as of the date first set forth above once each of the following has been delivered to Agent:
(a) this Amendment executed by Borrower, Required Lenders, and Agent;
(b) an Assignment and Assumption executed by Comerica Bank, as assignor, and Bank of America, N.A., as assignee;
(c) a Guarantors’ Consent and Agreement executed by the Guarantors in form, scope and substance satisfactory to the Agent;
(d) a Note executed by Borrower and made payable to Bank of America, N.A., in the original principal amount of $30,100,000.00;
(e) a Secretary’s Certificate from Borrower certifying as to incumbency of officers, its articles of incorporation and bylaws, and resolutions adopted by the Borrower’s Board of Directors authorizing this Amendment;
(f) Certificates of Existence and Good Standing of Borrower and each Guarantor from its jurisdiction of organization; and
(g) such other documents as Agent may reasonably request.
3. Representations and Warranties. Borrower represents and warrants to Agent and each Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Agent and Required Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or any Lender is required for Agent or any Lender to rely on the representations and warranties in this Amendment.

4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
5. Miscellaneous.
(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(b) Form. Each agreement, document, instrument or other writing to be furnished to Agent and Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.
(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
(d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.
(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
(h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Agent and Lenders, and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: RIGNET, INC., a Delaware corporation
By:
Martin L. Jimmerson
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:
Anthony Kell
Assistant Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER: BANK OF AMERICA, N.A., as a Lender
By:
Michelle C. Tabor
Vice President

Signature Page to Fourth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO FOURTH AMENDMENT
As an inducement to Agent and Required Lenders to execute, and in consideration of Agent’s and Required Lenders’ execution of, this Amendment, the undersigned hereby consent to this Amendment and the incurrence by the Borrower of Indebtedness under the Loan, and agree that (a) the Guaranteed Obligation includes, without limitation, all Obligations in respect of the Loan, and (b) this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation, all of which are in full force and effect. The undersigned further represent and warrant to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Each Guarantor hereby releases Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, and their legal representatives and permitted assigns, and shall inure to the benefit of Agent and Lenders, and their successors and assigns.

GUARANTORS:

LANDTEL, INC.	LANDTEL COMMUNICATIONS, L.L.C.,
(formerly known as LandTel II, Inc.),

By:	By:
Martin L. Jimmerson		Martin L. Jimmerson
President		Manager

RIGNET SATCOM, INC.

By:
Martin L. Jimmerson
Chief Financial Officer
Guarantors’ Consent to Fourth Amendment to Credit Agreement

EXHIBIT A
FORM OF LOAN NOTICE
Date:                     , _____
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of May 29, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among RigNet, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent for itself and the other Lenders.
The undersigned hereby requests (select one):
A Borrowing of the Loan
A conversion or continuation of Loans
1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of .
[Type of Loan requested]
4.	For Eurodollar Rate Loans: with an Interest Period of _____ months.
The Borrowing, if any, requested herein complies with the applicable terms and conditions of Section 2.01 of the Agreement. Attached to this Loan Notice is a copy of the invoice for the equipment to be purchased, in part, with the proceeds of the requested Loan.

RIGNET, INC.
By:
Name:
Title:

Exhibit A

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES
(as of the Fourth Amendment Effective Date)

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$30,100,000.00	100.000000000%

Total	$30,100,000.00	100.000000000%

Schedule 2.01